SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report:  March 22, 1999

Commission File Number 33-82034


INDIANTOWN COGENERATION, L.P. (Exact name of co-registrant as specified in its charter)

		Delaware				 52-1722490 (State or other
	jurisdiction of		(I.R.S. Employer Identification Number)
	incorporation or organization)



INDIANTOWN COGENERATION FUNDING CORPORATION (Exact name of co-registrant as specified in its charter)

		Delaware				 52-1889595 (State or other
	jurisdiction of		(I.R.S. Employer Identification Number)
	incorporation or organization)



7500 Old Georgetown Road, 13th Floor Bethesda, Maryland 20814-6161
 (Registrants' address of principal executive offices)


(301)-718-6800 (Registrants' telephone number, including area code)


Item 5.  Other Events.

	On March 19, 1999, Indiantown Cogeneration, L.P. (the "Partnership") filed a complaint against Florida Power & Light Company ("FPL") in the United States District Court for the Middle District of Florida. The lawsuit stems from a course of action pursued by FPL since March 10, 1999, in which FPL has purported to exercise its dispatch and control rights under the power sales agreement in a manner which the Partnership believes violates the terms of the power sales agreement. In its complaint, the Partnership charges that such conduct is deliberately calculated to cause the Partnership to be unable to meet the requirements to maintain the Facility's status as a Qualifying Facility under the Public Utility Regulatory Policies Act of 1978.

The complaint alleges that FPL has taken the position that if the Facility is off-line for any reason, then FPL is under no obligation to allow the Facility to reconnect to FPL's system. The complaint asserts, however, that the Partnership specifically and successfully negotiated for a contractual right to operate the Facility at 100 MW ("Minimum Load") in order to enable it to cogenerate sufficient steam to maintain its Qualifying Facility status. While FPL has not disputed that the Partnership may maintain Minimum Load operations if the Facility is delivering power when FPL requests the Partnership to decommit the Facility, the complaint states that FPL has claimed absolute discretion to deny the Partnership permission to reconnect the Facility with FPL's system.

Because the loss of Qualifying Facility status may result in an event of default under the power sales agreement, the Partnership must take action to address this matter.

The complaint asserts causes of action for (i) FPL's breach of the power sales agreement, (ii) FPL's anticipatory repudiation of the power sales agreement, (iii) breach of the implied covenant of good faith, fair dealing and commercial reasonableness and (iv) a declaratory judgment by the court of the rights of the parties under the power sales agreement. The Partnership seeks (a) a declaratory ruling that FPL's actions constitute a breach of the terms of the power sales agreement and that the Partnership has the absolute right to operate the Facility at Minimum Load (except for reasons of safety or system security) at the rates provided for in the power sales agreement, (b) injunctive relief preventing FPL from further violating the power sales agreement, (c) compensatory damages and
(d) other relief as the court may deem appropriate.

This summary of the Partnership's complaint against FPL is qualified in its entirety by the complaint, which is filed herewith as Exhibit
99.1. This summary does not, nor does it purport to, include all of the material statements and claims made in the complaint, and has been provided solely for the reader's convenience. This summary is not intended to be relied upon for any purpose without reference to the complaint.



SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


								Indiantown Cogeneration, L.P.
								(Co-Registrant)


Date:  March 22, 1999				/s/ John R. Cooper 	 John R.
								Cooper Vice President (Chief
								Financial Officer)




								Indiantown Cogeneration Funding
								Corporation (Co-Registrant)



Date:  March 22, 1999				/s/ John R. Cooper 	 John R.
								Cooper Vice President (Chief
								Financial Officer)